                                                                      Exhibit 18

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Timed Aggressive Stock Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2001.


                                   /s/ Glenn D. Lammey
                                   Director, Chief Financial Officer,
                                   Chief Accounting Officer and Controller
                                   The Travelers Insurance Company

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Timed Aggressive Stock Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2001.


                                        /s/ Marla Berman Lewitus
                                        Director
                                        The Travelers Insurance Company

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, WILLIAM R. HOGAN of Farmington, Connecticut, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Timed Aggressive Stock Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2001.


                                           /s/ William R. Hogan
                                           Director
                                           The Travelers Insurance Company